Prospectus Supplement	May 24, 2017

Putnam Short Duration Income Fund
Prospectus dated November 30, 2016

Effective June 30, 2017, the check-writing service will no longer be available for the Putnam Short Duration Income Fund.

Effective June 30, 2017, the sub-section “Selling shares by check” in the section “How do I sell or exchange fund shares?” is deleted in its entirety.

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